Exhibit 23.2

                              Accountants' Consent
                              --------------------


The Board of Directors
Regency Centers Corporation:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                             /s/ KPMG LLP


Jacksonville, Florida
April 14, 2004